SERVICE PACKAGE 9283
                                                             AMENDMENT NO. 0

                           GAS TRANSPORTATION AGREEMENT
                        (For Use Under FT-A Rate Schedule)

   THIS AGREEMENT is made and entered into as of the 24th day of January, 1995, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and CONNECTICUT NATURAL GAS CORPORATION, a CONNECTICUT Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                                     ARTICLE I

                                    DEFINITIONS

   1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 3,000 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

   1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                    ARTICLE II

                                  TRANSPORTATION

   Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                    ARTICLE III

                         POINT(S) OF RECEIPT AND DELIVERY

   The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                    ARTICLE IV

   All facilities are in place to render the service provided for in this Agreement.

                                                         SERVICE PACKAGE 9283
                                                             AMENDMENT NO. 0

                                     ARTICLE V

               QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

   For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.


                                    ARTICLE VI

                     RATES AND CHARGES FOR GAS TRANSPORTATION

   6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

   6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

   6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A,
          (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                    ARTICLE VII

                               BILLINGS AND PAYMENTS

   Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.











                                                         SERVICE PACKAGE 9283
                                                             AMENDMENT NO. 0

                                   ARTICLE VIII

                           GENERAL TERMS AND CONDITIONS

   This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                    ARTICLE IX

                                    REGULATION

   9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.


   9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                     ARTICLE X

                       RESPONSIBILITY DURING TRANSPORTATION

   Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                    ARTICLE XI

                                    WARRANTIES

   11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

          (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.




                                                         SERVICE PACKAGE 9283
                                                             AMENDMENT NO. 0

          (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

   11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                    ARTICLE XII

                                       TERM

   12.1 This Agreement shall be effective as of the 24th day of January, 1995, and shall remain in force and effect until the 31st day of January, 1995,("Primary Term") and on a week to week basis thereafter unless terminated by either Party upon at least five (5) days prior written notice to the other Party.

   12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.


   12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

























                                                         SERVICE PACKAGE 9283
                                                            AMENDMENT NO. 0

                                   ARTICLE XIII

                                      NOTICE

   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

       TRANSPORTER:  TENNESSEE GAS PIPELINE COMPANY
                     P.O. BOX 2511
                     HOUSTON, TX  77252-2511
                     ATTENTION:  TRANSPORTATION MARKETING

       SHIPPER:

       NOTICES:  CONNECTICUT NATURAL GAS CORPORATION
                 100 COLUMBUS BLVD

                 HARTFORD, CT  06144
                 ATTENTION: JOHN P. RUDIAK

       BILLING:  CONNECTICUT NATURAL GAS CORPORATION
                 100 COLUMBUS BLVD

                 HARTFORD, CT  06144
                 ATTENTION: PATRICIA HATCH

   or to such other address as either Party shall designate by formal written notice to the other.

                                    ARTICLE XIV

                                    ASSIGNMENTS

   14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or
          any of its rights  hereunder,   except  in accord  with Article III,


          Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

   14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.






                                                         SERVICE PACKAGE 9283
                                                            AMENDMENT NO. 0

                                    ARTICLE XV

                                   MISCELLANEOUS

   15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

   15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED (Trademark) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

   15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

   IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

   TENNESSEE GAS PIPELINE COMPANY


   BY:  Byron S. Wright              4-10-95
       ---------------------------
          Byron S. Wright
       Agent and Attorney-in-Fact


   CONNECTICUT NATURAL GAS CORPORATION


   BY:  E.M. Karanian
       ---------------------------

   TITLE: Asst. VP EP&P
          ------------------------

   DATE:  3/28/95
         -------------------------










                                                   GAS  TRANSPORTATION  AGREEMENT
                                                 (For Use Under FT-A Rate Schedule)

                                                            EXHIBIT "A"
                                           AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                                                       DATED January 24, 1995
                                                              BETWEEN
                                                   TENNESSEE GAS PIPELINE COMPANY
                                                                AND
                                                CONNECTICUT NATURAL GAS CORPORATION


   CONNECTICUT NATURAL GAS CORPORATION
   EFFECTIVE DATE OF AMENDMENT: January 24, 1995
   RATE SCHEDULE: FT-A
   SERVICE PACKAGE:   9283
   SERVICE PACKAGE TQ:  3,000 Dth


   METER    METER NAME                      INTERCONNECT PARTY NAME        COUNTY     ST  ZONE R/D  LEG  METER-TQ   BILLABLE-TQ
   ------------------------------------------------------------------------------------------------------------------------------

   020285   ALGONQUIN-MENDON MASS TIEOVER   ALGONQUIN GAS TRANSMISSION CO  WORCESTER  MA   06    R  200    3,000     3,000


                                                                                 Total Receipt TQ:          3,000     3,000



    020109   COMMONWEALTH-WORCESTER MASS     COMMONWEALTH GAS CO            WORCESTER  MA   06    D  200    3,000     3,000


                                                                                 Total Delivery TQ:         3,000     3,000


    NUMBER OF RECEIPT POINTS AFFECTED: 1
    NUMBER OF DELIVERY POINTS AFFECTED: 1


   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.